UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2017

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Depositors of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in its Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	333-113579-02	20-0942395	Delaware	333-113579-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 1100 Mail Stop 02-01-46A Salt Lake City, Utah 84184 (801) 945-5648			4315 South 2700 West, Room 1100 Mail Stop 02-01-46B Salt Lake City, Utah 84184 (801) 945-2068

(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	On February 13, 2017, American Express Receivables Financing Corporation III LLC (“RFC III”) and American Express Receivables Financing Corporation IV LLC (“RFC IV” and, together with RFC III, the “Transferors”), American Express Centurion Bank (“Centurion”), American Express Bank, FSB (“FSB”) and American Express Travel Related Services Company, Inc. (“TRS”) entered into an Underwriting Agreement (the “Series 2017-1 Underwriting Agreement”) with Barclays Capital Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters (collectively, the “Underwriters”), with respect to the issuance and sale of Class A 1.93% Asset Backed Certificates, Series 2017-1 and Class B 2.10% Asset Backed Certificates, Series 2017-1 (the “Series 2017-1 Certificates”), expected to be issued by the American Express Credit Account Master Trust (the “Trust”) on or about February 21, 2017 (the “Closing Date”). The Series 2017-1 Underwriting Agreement is attached hereto as Exhibit 1.1.

On February 13, 2017, the Transferors, Centurion, FSB and TRS entered into an Underwriting Agreement (the “Series 2017-2 Underwriting Agreement”) with the Underwriters with respect to the issuance and sale of Class A Floating Rate Asset Backed Certificates, Series 2017-2 (the “Series 2017-2 Class A Certificates”), expected to be issued by the Trust on the Closing Date. The Trust is also expected to issue Class B Floating Rate Asset Backed Certificates (the “Series 2017-2 Class B Certificates” and, together with the Series 2017-2 Class A Certificates, the “Series 2017-2 Certificates”) on the Closing Date, which will be purchased directly by an affiliate of the Transferors. The Series 2017-2 Underwriting Agreement is attached hereto as Exhibit 1.2.

The Series 2017-1 Certificate and the Series 2017-2 Certificates are collectively referred to herein as the “Certificates.”

On the Closing Date, the Trust will supplement its Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (the “Pooling and Servicing Agreement”), with its Series 2017-1 Supplement, to be dated as of the Closing Date (the “Series 2017-1 Supplement”). An unexecuted copy of the Series 2017-1 Supplement is attached hereto as Exhibit 4.1.

On the Closing Date, the Trust will supplement the Pooling and Servicing Agreement with its Series 2017-2 Supplement, to be dated as of the Closing Date (the “Series 2017-2 Supplement”). An unexecuted copy of the Series 2017-2 Supplement is attached hereto as Exhibit 4.2.

In connection with the offering of the Certificates, the chief executive officer of each Transferor has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached hereto as Exhibit 36.1 (with respect to Series 2017-1) and Exhibit 36.2 (with respect to Series 2017-2). The certifications are being filed on this report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits: The following are filed as Exhibits to this Report:

Exhibit Number

1.1	Series 2017-1 Underwriting Agreement, dated February 13, 2017, among the Transferors, Centurion, FSB, TRS and the Underwriters.

1.2	Series 2017-2 Underwriting Agreement, dated February 13, 2017, among the Transferors, Centurion, FSB, TRS and the Underwriters.

4.1	Unexecuted copy of Series 2017-1 Supplement to be dated as of February 21, 2017, supplementing the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

4.2	Unexecuted copy of Series 2017-2 Supplement to be dated as of February 21, 2017, supplementing the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2017-1).

36.2	Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2017-2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

American Express Receivables Financing Corporation IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: February 15, 2017

EXHIBIT INDEX

Exhibit 1.1

Series 2017-1 Underwriting Agreement, dated February 13, 2017, among the Transferors, Centurion, FSB, TRS and the Underwriters.

Exhibit 1.2

Series 2017-2 Underwriting Agreement, dated February 13, 2017, among the Transferors, Centurion, FSB, TRS and the Underwriters.

Exhibit 4.1

Unexecuted copy of Series 2017-1 Supplement to be dated as of February 21, 2017, supplementing the Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

Exhibit 4.2

Unexecuted copy of Series 2017-2 Supplement to be dated as of February 21, 2017, supplementing the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

Exhibit 36.1

Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2017-1).

Exhibit 36.2

Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2017-2).